MERRILL LYNCH MUNICIPAL BOND FUND, INC.

          Supplement dated January 14, 2005 to the
                Prospectus dated October 4, 2004


The Prospectus of Merrill Lynch Municipal Bond Fund, Inc. (the "Fund") is hereby revised as follows: the header for the subsection entitled "Junk
Bonds (Insured Portfolio)" beginning on p. 23 under the section entitled "Investment Risks" is revised to "Junk Bonds (National Portfolio)." As stated elsewhere in the Prospectus, the risks associated with junk bonds apply to the National Portfolio of the Fund rather than the Insured Portfolio. The Insured Portfolio does not invest in junk bonds and is not subject to the risks associated with these investments.

This information supplements and supersedes any contrary information contained in the Prospectus.





Code # 10051-1004STK